PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

September 15, 2009

Dear Contract Owner:

     A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009 at 10:30 a.m., Central Time.

     At the meeting, shareholders of the MidCap Stock Account (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the MidCap Stock Account into the MidCap Blend Account (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PVC.

     As an investor through a variable annuity contract or variable life insurance policy issued through an Insurance Company, you can instruct your Insurance Company as to how to vote on the proposal. At the meeting, your Insurance Company will vote on the proposal as instructed by you and other investors holding contracts or policies through your Insurance Company.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on October 23, 2009. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PVC believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks to achieve capital appreciation while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in securities of mid-capitalization companies . The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of August 21, 2009, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by October 18, 2009. As a convenience, we offer three options by which to vote your shares: By Internet: Follow the instructions located on your voting instruction card.

     By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.

     By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Contract Owners of the MidCap Stock Account:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the MidCap Stock Account, a separate series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009 at 10:30 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the MidCap Stock Account (the “Fund”) into the MidCap Blend
Account.

     The Board of Directors of PVC recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

     Each shareholder of record at the close of business on August 21, 2009 is entitled to receive notice of and to vote at the Meeting.

       Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

September 15, 2009
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 19, 2009

RELATING TO THE REORGANIZATION OF:
THE MIDCAP STOCK ACCOUNT INTO
THE MIDCAP BLEND ACCOUNT

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Variable Contracts Funds, Inc. (“PVC”) of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009, at 10:30 a.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the MidCap Stock Account (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the MidCap Blend Account (the “Acquiring Fund”).

     All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of an Insurance Company established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by an Insurance Company. Persons holding Contracts are referred to herein as "Contract Owners."

      Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on October 23, 2009 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2008. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

     A Statement of Additional Information dated September 15, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated May 1, 2009 and as supplemented (“PVC Prospectus”), and the Statement of Additional Information for PVC, dated May 1, 2009 and as supplemented (“PVC SAI”), have been filed with the SEC and, insofar as they relate to the MidCap Stock Account, are incorporated by reference into this Proxy Statement/Prospectus (File Nos. 811-01944 and 02-35570). Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is September 15, 2009.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 39 separate series or funds (the “PVC Accounts”), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PVC with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
MidCap Stock Account	Edge Asset Management, Inc. (“Edge”)

Acquiring Fund	Sub-Advisor
MidCap Blend Account	Principal Global Investors, LLC (“PGI”)

     PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

     Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101. Edge is an affiliate of PFG.

     PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG.

THE REORGANIZATION

     At its meeting held on June 8, 2009, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization –Board Consideration of the Reorganization.”

      The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be October 23, 2009. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the similar investment objectives in that the Acquiring Fund seeks to achieve capital appreciation while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in securities of mid-capitalization companies. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

      The Acquired Fund will pay certain out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $30,000. PMC will pay all accounting costs associated with the Reorganization. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are estimated to be approximately $83,000. As of December 31, 2008, the realized loss would be approximately $2,537,000 ($0.40 per share) on a US GAAP basis.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
MIDCAP STOCK ACCOUNT INTO THE MIDCAP BLEND ACCOUNT.
Shareholders of the MidCap Stock Account (the “Acquired Fund”) are being asked to approve the Reorganization of the Acquired Fund into the MidCap Blend Account (the
“Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

     The following table provides comparative information with respect to the Acquired and Acquiring Funds.

MidCap Stock Account	MidCap Blend Account
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 30, 2009 (unaudited):

$55,281,000	$269,345,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:
Edge	PGI

Daniel R. Coleman (since 2001). Mr.	K. William Nolin, CFA (since 2000). Mr.
Coleman, Managing Director, Chief	Nolin, portfolio manager, joined PGI in
Investment Officer, manages all	1994. He serves as the portfolio manager
investment operations at Edge. Mr.	for the firm’s international small-cap equity
Coleman joined Edge in October 2001.	portfolios. He earned a Bachelor’s degree
Mr. Coleman earned a Bachelor’s degree	in Finance from the University of Iowa and
in Finance from the University of	an MBA from the Yale School of
Wisconsin and an MBA from New York	Management. He has earned the right to
University.	use the Chartered Financial Analyst
designation.
Investment Objective:

The Acquired Fund seeks to provide long-	The Acquiring Fund seeks to achieve
term capital appreciation.	capital appreciation.
Principal Investment Strategies:

The Fund invests primarily in common	The Fund invests primarily in common
stocks of U.S. companies. Under normal	stocks and other equity securities of
market conditions, the Fund invests at	medium capitalization companies. Under
least 80% of its net assets (plus any	normal circumstances, the Fund invests at
borrowings for investment purposes) in	least 80% of its net assets (plus any
common stocks of companies with	borrowings for investment purposes) in
medium market capitalizations (those	common stocks of companies with
with market capitalizations between	medium market capitalizations (those
approximately $1 billion and $10 billion	with market capitalizations similar to
at the time of purchase). Market	companies in the Russell MidCap® Index
capitalization is defined as total current	(as of the most recent calendar year end,
market value of a company’s outstanding	this range was between approximately

common stock. The Fund will invest in	$0.02 billion and $14.9 billion) at the
both growth and value stocks. The Fund	time of purchase. Market capitalization is
is actively managed and prepared to	defined as total current market value of a
invest in securities, sectors, or industries	company’s outstanding common stock.
invested in foreign securities.

The Fund may invest up to 20% of its
assets in REIT securities. The Fund may	In selecting securities for investment, PGI
invest in fixed-income securities of any	looks at stocks with value and/or growth
maturity, including investment grade	characteristics and constructs an
corporate bonds and mortgage-backed	investment portfolio that has a “blend” of
securities, and may invest up to 20% of	stocks with these characteristics. In
its assets in below-investment-grade	managing the assets of the Fund, PGI
fixed-income securities (sometimes	does not have a policy of preferring one
called “junk bonds”). The Fund may also	of these categories to the other. The value
invest in money market instruments for	orientation emphasizes buying stocks at
temporary or defensive purposes.	less than their inherent value and avoiding
stocks whose price has been artificially
The Fund may purchase or sell U.S.	built up. The growth orientation
government securities and collateralized	emphasizes buying stocks of companies
mortgage obligations on a “when issued”	whose potential for growth of capital and
or “delayed-delivery” basis in an	earnings is expected to be above average.
aggregate of up to 20% of the market
value of its total assets. The Fund may	PGI believes that superior stock selection
invest up to 25% of its assets in the	is the key to consistent out-performance.
securities of foreign issuers.	PGI seeks to achieve superior stock
selection by systematically evaluating
In selecting investments for the Fund,	company fundamentals and in-depth
Edge looks for equity investments in	original research.
companies that have solid
PGI focuses its stock selections on
management, a competitive advantage,	established companies that it believes
and the resources to maintain superior	have a sustainable competitive advantage.
cash flow and profitability over the long	PGI constructs a portfolio that is
run. In determining whether securities	“benchmark aware” in that it is sensitive
should be sold, Edge considers factors	to the sector (companies with similar
such as high valuations relative to other	characteristics) and security weightings of
investment opportunities and	its benchmark. However, the Fund is
deteriorating short- or long-term business	actively managed and prepared to invest
fundamentals or future growth prospects.	in securities, sectors, or industries
The Fund will not necessarily dispose of	differently from the benchmark.
a security merely because its issuer’s
market capitalization is no longer in the	The Fund may purchase securities issued
range represented by the S&P MidCap	as part of, or a short period after,
400 Index. The Fund may lend its	companies’ initial public offerings and
portfolio securities to brokers, dealers and	may at times dispose of those shares
other financial institutions. This Fund	shortly after their acquisition. The Fund
may be used as part of a fund of funds	may lend its portfolio securities to
strategy.	brokers, dealers and other financial
institutions.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The Funds have the similar investment objectives in that the Acquiring Fund seeks to achieve capital appreciation while the Acquired Fund seeks to provide long-term capital appreciation. The Funds have similar principal policies and risks in that both invest in securities of midcap companies. The Funds differ principally in that the market capitalization ranges of the companies in which they invest are tied to different indices and, as a result, the Acquiring Fund may invest in companies that are both smaller and larger than the Acquired Fund. Further, the Acquired Fund may invest up to 20% of its assets in REIT securities, up to 20% of its assets in U.S. government securities and collateralized mortgage obligations, and up to 20% of its assets in junk bonds.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio manager for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The following tables and examples compare fees and expenses of the Acquired Fund and the Acquiring Fund, and show on a pro forma basis the fees and expenses of the Acquiring Fund assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2008. The tables and examples below are designed to assist shareholders in understanding the fees and expenses you may pay as an investor and the pro forma fees and expenses of the Acquiring Fund that you may pay, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2008. Fees and expenses shown were determined based on each Fund's net assets as of the fiscal year ended December 31, 2008.

     THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT OR CONTRACT LEVEL FOR ANY SALES OR OTHER CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW. SHAREHOLDER FEES ARE THOSE PAID DIRECTLY FROM YOUR INVESTMENT AND MAY INCLUDE SALES LOADS, REDEMPTION FEES, OR EXCHANGE FEES. THE FUNDS DO NOT CHARGE A SALES CHARGE. HOWEVER EACH VARIABLE INSURANCE CONTRACT INVOLVES FEES AND EXPENSES NOT DESCRIBED BELOW.

     Refer to the Contract prospectus for information regarding Contract fees and expenses and any restrictions on purchases or allocations.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
as a Percentage of Average Daily Net Assets
				Total Annual
	Management	12b-1	Other	Fund Operating
	Fees	Fees	Expenses	Expenses

For the year ended December 31, 2008
----------------------------------------------------------------------------------------------------------
MidCap Stock Account
(Acquired Fund)
Class 1	0.75%	N/A	0.03%(1)	0.78%
Class 2	0.75%	0.25%	0.03%(1)	1.03%
----------------------------------------------------------------------------------------------------------
MidCap Blend Account
(Acquiring Fund)
Class 1	0.61%(2)	N/A	0.01%(1)	0.62%
Class 2 (estimated)(4)	0.61%(2)	0.25%	0.01%(1)	0.87%
----------------------------------------------------------------------------------------------------------
MidCap Blend Account
(Acquiring Fund)
(pro forma combined, assuming
Reorganization)(3)
Class 1	0.61%	N/A	0.01%	0.62%
Class 2	0.61%	0.25%	0.01%	0.87%
----------------------------------------------------------------------------------------------------------

(1)	Other Expenses have been restated to reflect expenses being deducted from current assets.
(2)	Management Fees have been restated to reflect expenses being deducted from current assets.
(3)	The pro forma figures do not reflect the costs associated with the Reorganization which are estimated to be $38,000, $30,000 of which will be paid by the Acquired
Fund. Assuming the Acquiring Fund experiences the pro forma expense ratios shown above, shareholders of the Acquired Fund may expect, as shareholders of the same share classes of the Acquiring Fund after the Reorganization, to recover the expense of the Reorganization in one year.
(4)	Class 2 shares of the Acquiring Fund were first issued August 25, 2009. Expenses are estimated for the current fiscal year.

     EXAMPLES: These examples are intended to help you compare the cost of investing in the Funds and in the combined Fund on a pro forma basis. The Examples assume that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization, for the time periods indicated and then redeem all of your shares at the end of the periods shown. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. If separate account expenses and Contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of Years You Own Your Shares
---------------------------------------------------------------------------------------------------------
Share Class	1 Year	3 Years	5 Years	10 Years
---------------------------------------------------------------------------------------------------------
MidCap Stock Account
(Acquired Fund)
Class 1	$80	$249	$433	$966
Class 2	105	328	569	1,259
---------------------------------------------------------------------------------------------------------
MidCap Blend Account
(Acquiring Fund)
Class 1	$63	$199	$346	$774
Class 2	89	278	482	1,073
---------------------------------------------------------------------------------------------------------
MidCap Blend Account
(Acquiring Fund)
(Proforma combined, assuming
Reorganization)
Class 1	$63	$199	$346	$774
Class 2	89	278	482	1,073
---------------------------------------------------------------------------------------------------------

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

MidCap Blend Account (Acquiring Fund)

      0.65% for the first $100 million, 0.60% for the next $100 million, 0.55% for the next $100 million, 0.50% for the next $100 million, and 0.45% on all assets over $400 million.

MidCap Stock Account (Acquired Fund)

      0.75% for the first billion, 0.70% for the next billion, 0.65% for the next billion, 0.60% on all assets over three billion.

     As sub-advisors to the Funds, Edge and PGI are paid sub-advisory fees for their services. These sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2008.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially the same principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

  Liquidity Risk. The Funds are exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Funds’ ability to sell particular securities or close derivative positions at an advantageous price.
  Market Risk. The value of the Funds’ portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Funds’ investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.
  Management Risk. The Funds are actively managed by their investment advisor or sub-advisor(s). The performance of the Funds will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Funds’ investment objectives. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.
  Securities Lending Risk. To earn additional income, the Funds may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Funds will be unable to recover the loaned security or its value. Further, the cash collateral received by the Funds in connection with such a loan may be invested in a security that subsequently loses value.
  Equity Securities Risk. Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by the Funds could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.
  Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect the Funds’ investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

  Market Segment Risk. The Funds are subject to the risk that their principal market segment, mid capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The Funds’ strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  Growth Stock Risk. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases.
  Growth stocks may therefore be more volatile than non-growth stocks. The Funds’ strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.
  Value Stock Risk. A fund’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.
  Mid Cap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.
  Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Additional Risks Applicable to the Acquired Fund

  Risk of Being an Underlying Fund. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PVC Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the SAM Portfolios and each of the Underlying Funds. Edge, an affiliate of PMC, is Sub-Advisor to these funds. The Acquired Fund is among the Underlying Funds owned by the SAM Portfolios. Principal and Edge are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquired Fund owned by the SAM Portfolios as of October 31, 2008.

MidCap Stock Account
Strategic Asset Management Portfolios	Acquired Fund
Balanced Portfolio	33.59%
Conservative Balanced Portfolio	4.60%
Conservative Growth Portfolio	18.51%
Flexible Income Portfolio	5.90%
Strategic Growth Portfolio	11.37%
Total	73.97%

Prepayment Risk. Mortgage-backed and asset-backed securities are subject to risk. When interest rates decline, significant unscheduled payments may
These prepayments must then be reinvested at lower rates. Prepayments may shorten the effective maturities of these securities, especially during periods of interest rates. On the other hand, during periods of rising interest rates, a in prepayments may increase the effective maturities of these securities, them to the risk of decline in market value in response to rising interest
This may increase the volatility of a fund.

Real Estate Securities Risk. Real estate investment trusts (“REITs”) or other real securities are subject to the risks associated with direct ownership of estate, including declines in the value of real estate, risks related to general and economic conditions, increases in property taxes and operating expenses, in zoning laws, changes in interest rates, and liabilities resulting from problems. Equity and mortgage REITs are dependent on management and generally are not diversified. Equity REITs are affected by the changes in value of the properties owned by the trust. Mortgage REITs are affected by the of the credit extended. Both equity and mortgage REITs:
may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
are subject to cash flow dependency and defaults by borrowers; and
could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.
REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

  U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than the yields available from many other fixed income securities.
  Fixed-Income Securities Risk. Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.
  Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
  Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.
  High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Additional Risks Applicable to the Acquiring Fund

  Initial Public Offerings (“IPOs”) Risk. There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. The Funds cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 Each Year (Class 1 Shares)

The year-to-date return as of June 30, 2009 is 1.95%

Highest return for a quarter during the period of
the bar chart above:	Q4 '01	14.46%
Lowest return for a quarter during the period of
the bar chart above:	Q4 '08	-21.48%

The year-to-date return as of June 30, 2009 is 8.89%.

Highest return for a quarter during the period of
the bar chart above:	Q4 '99	23.31%
Lowest return for a quarter during the period of
the bar chart above:	Q4 '08	-23.92%

Average Annual Total Returns (%) for periods ended December 31, 2008

			Life of
	1 Year	5 Years	Account(2)
MidCap Stock Account (Acquired Fund)(1)
--Class 1	-29.57%	-0.29%	4.66%
--Class 2(3)	-29.73%	-0.55%	4.41%
--S&P MidCap 400 Index (4)	-36.23%	-0.08%	2.51
--Morningstar Mid-Cap Blend Category Average	-39.18%	-1.89%	0.01
	1 Year	5 Years	10 Years
MidCap Blend Account (Acquiring Fund)
--Class 1	-33.92%	1.22%	4.85%
--Class 2(5)	-34.13%	0.93%	4.57%
--Russell Midcap Index (4)	-41.46%	-0.71%	3.18%
--Morningstar Mid-Cap Blend Category Average	-39.18%	-1.89%	2.92%

(1) Performance reflects the performance of the predecessor fund.

(2) Lifetime results are measured by the date the Account was first sold (May 1, 2000).

(3) Class 2 shares began operations on May 1, 2001 and Class 1 shares began operations on May 1, 2000. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(4) Index performance does not reflect deductions for fees, expenses, or taxes.

(5) Class 2 shares of the Acquiring Fund were first issued on August 25, 2009 and Class 1 shares began operations on December 18, 1987. The returns for Class 2 shares are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be October 23, 2009, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

     If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks to achieve capital appreciation while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in midcap securities. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund for the three-year and five-year periods ended March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on June 8, 2009. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	similar investment objectives and similar principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives and similar principal investment strategies and risks;
(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund has lower advisory fee rates and, following the Reorganization, is expected to have lower overall expense ratios than the Acquired Fund; and
(4)	the combination of the Acquired Fund into the Acquiring Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

Description of the Securities to Be Issued

     PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PVC, and the Class 1 and Class 2 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of December 31, 2008, the Acquired Fund had an accumulated capital loss carryforward of approximately $177,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Contract Owners should consult with their own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in their particular circumstances.

CAPITALIZATION

     The following tables show as of June 30, 2009: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of June 30, 2009, the Acquired Fund outstanding two classes of shares: Class 1 and Class 2. As of June 30, 2009, the Acquiring Fund had outstanding one Class 1 shares. The Acquiring Fund will first issue Class 2 shares on August 25, 2009.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees the Acquired Fund will pay are expected to total $30,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are estimated to be $83,000. The estimated capital loss would be $2,537,000 ($0.40 per share) on a US GAAP basis.

	Share	Net Assets		Shares
	Class	(000s)	NAV	(000s)
MidCap Stock Account	Class 1	$47,030	$ 8.12	5,795
(Acquired Fund)	Class 2	8,251	8.05	1,025
		$55,281		6,820

MidCap Blend Account	Class 1	$269,345	$25.44	10,589
(Acquiring Fund)	Class 2	-	-	-
		$269,345		10,589

Reduction in net assets and decrease in net asset
values per share of the Acquired Fund to reflect the
estimated expenses of the Reorganization and trading
costs associated with disposing of portfolio securities
	Class 1	$(94)	$(0.02)	N/A
	Class 2	(19)	$(0.02)	N/A

Decrease in shares outstanding of the Acquired Fund
to reflect the exchange for shares of the Acquiring
Fund.
	Class 1			(3,950)
	Class 2			(701)

MidCap Blend Account	Class 1	$316,281	$25.44	12,434
(Acquiring Fund)
(Pro forma assuming
Reorganization)	Class 2	8,232	25.44	324
		$324,513		12,758

     ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes

     Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk

     Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

     The MidCap Stock Account may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

     Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts

     The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)

     The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

     When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

     The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments.

Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

     Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Medium Capitalization Companies

     The Funds may invest in securities of companies with mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and
  the counterparty may fail to perform its obligations.

Multiple Classes of Shares

     The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers Class 1 and Class 2 shares: The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Distribution Plan and Additional Information Regarding Intermediary Compensation

     The Fund has adopted a 12b-1 Plan for the Funds. Under the 12b-1 Plan, each Fund may make payments from its assets attributable to the Class 2 shares to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b- 1 plans will not automatically terminate for the Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges. The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Funds is 0.25%.

     Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Funds. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Funds.

     Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Financial Professional), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Fund shares in retirement plans on a “preferred list.” The Distributor’s goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, ticket charges, and general marketing expenses.

     In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. (“New American”) and its parent company Washington Mutual, Inc. (“WaMu”) (the “Transaction”). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the “Principal Products”) that WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WaMu Investments (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your Financial Professional and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.

     Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

     As of May 1, 2009, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Funds as investment options, or for the distribution of the Funds to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation	McDonald Investments, Inc.
A.G. Edwards & Sons, Inc.	Mutual Service Corporation
AIG Advisors, Inc.	NFP Securities, Inc.
American Portfolios Financial Services, Inc.	Oppenheimer & Co., Inc.
Associated Financial Group, Inc.	ProEquities, Inc.

Commonwealth Financial Network	Prospera Financial Services, Inc.
FFP Securities, Inc.	Royal Alliance Associates, Inc.
FSC Securities Corporation	Securities America, Inc.
G.A. Repple & Company	Triad Advisors, Inc.
H. Beck, Inc.	United Planners’ Financial
Investacorp, Inc.	Services of America
Investment Advisors & Consultants, Inc.	Waterstone Financial Group, Inc.
Jefferson Pilot Securities Corporation	WaMu Investments

      To obtain a current list of such firms, call 1-800-222-5852.

     Although a Fund’s sub-advisor may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of Fund shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions. Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

Pricing of Fund Shares

     Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For these Funds, the NAV is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liabilities of each class
  dividing the remainder by the total number of shares owned in that class.

NOTES:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

General Information About the Funds

Frequent Trading and Market Timing (Abusive Trading Practices)

     The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

disrupt the management of the Funds by:
forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and causing unplanned portfolio turnover;
hurt the portfolio performance of the Fund; and
increase expenses of the Fund due to:
increased broker-dealer commissions and
increased recordkeeping and related costs.

     If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

     The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Funds.

     As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

     If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

  Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
  Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
  Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
  Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
  Taking such other action as directed by the Fund.

     The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

     The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

     Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

     Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

     Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Shareholder Rights

     Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.

     The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

     Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

     Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Fund Shares

     Shares are purchased from the Distributor, the Fund’s principal underwriter (“Distributor”). There are no sales charges on shares of the Funds, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.

     The Funds may, at their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable NAV. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

     Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Sale of Fund Shares

     This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

     Each Fund sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Fund requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Fund does not require a signature guarantee. If payment is to be made to another party, the shareholder’s signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm.

Shares are redeemed at the net asset value per share next computed after the request is received by the Fund in proper and complete form.

     Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

     If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

     In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

     Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Restricted Transfers

     Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements

     You will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. You will also receive a semiannual financial statement that is unaudited.

Tax Considerations

     The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

     Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

     Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

Portfolio Holdings Information

     A description of the PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on August 21, 2009 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

     The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting.

The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Insurance Companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct your Insurance Company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your Insurance Company will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Accordingly, there are not expected to be any "broker non-votes."

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of August 21, 2009, the Record Date, the number of Class 1 and Class 2 shares outstanding and eligible to vote for the Acquired Fund and the number of shares outstanding for the Acquiring Fund.

Acquired Fund
Share Class	Shares Outstanding

MidCap Stock Account
Class 1	5,903,552.537
Class 2	1,004,557.567

Acquiring Fund
Share Class	Shares Outstanding

MidCap Blend Account
Class 1	10,488,194.129
Class 2	N/A

     As of the Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Fund.

     As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding Class 1 or Class 2 shares of the Acquired Fund as indicated below:

		Percentage
		of
Share Class	Name and Address of Shareholder	Ownership
MidCap Stock Account
Class 1	SAM BALANCED PORTFOLIO PVC	44.47%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST
	DES MOINES IA 50392-0001

Class 1	SAM CONS GROWTH PORTFOLIO PVC	19.64%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST
	DES MOINES IA 50392-0001

Class 1	SAM STRATEGIC GROWTH PORTFOLIO PVC	13.03%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST
	DES MOINES IA 50392-0001

Class 1	SAM CONS BALANCED PORTFOLIO PVC	6.81%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST
	DES MOINES IA 50392-0001

Class 1	SAM FLEXIBLE INCOME PORTFOLIO PVC	6.56%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST
	DES MOINES IA 50392-0001

Class 1	AIG SUNAMERICA LIFE ASSURANCE CO	6.05%
	VARIABLE SEPARATE ACCOUNT
	WM DIVERSIFIED STATEGIES
	PO BOX 54299
	LOS ANGELES CA 90054-0299

Class 2	FARMERS NEW WORLD LIFE INS CO	36.22%
	ATTN SEGREGATED ASSETS
	3003 77TH AVE SE
	MERCER ISLAND WA 98040-2890

Class 2	FARMERS NEW WORLD LIFE INS CO	35.76%
	ATTN SEGREGATED ASSETS
	3003 77TH AVE SE
	MERCER ISLAND WA 98040-2890

Class 2	FIRST SUNAMERICA LIFE INS CO	17.23%
	FS VARIABLE SEPARATE ACCT
	ATTN VARIABLE ANNUITY ACCOUNTING
	PO BOX 54299
	LOS ANGELES CA 90054-0299

Class 2	AIG SUNAMERICA LIFE ASSURANCE CO	8.24%
	VARIABLE SEPARATE ACCOUNT
	WM DIVERSIFIED STATEGIES
	PO BOX 54299
	LOS ANGELES CA 90054-0299

     As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund as indicated below:

		Percentage
		of
Share Class	Name and Address of Shareholder	Ownership
MidCap Blend Account
Class 1	PRINCIPAL LIFE INSURANCE CO	54.53%
	FLEX VARIABLE ANNUITY
	ATTN LIFE & HEALTH ACCTNG G-008-N20
	PRINCIPAL FINANCIAL GROUP
	DES MOINES IA 50392-0001

Class 1	PRINCIPAL LIFE INSURANCE CO	20.05%
	INVESTMENT PLUS VARIABLE ANNUITY
	ATTN LIFE & HEALTH ACCTNG G-008-N20
	THE PRINCIPAL FINANCIAL GROUP
	DES MOINES IA 50392-0001

Class 1	PRINCIPAL LIFE INSURANCE CO	11.53%
	PRINFLEX LIFE
	ATTN LIFE & HEALTH ACTG, G-008-N20
	PRINCIPAL FINANCIAL GROUP
	DES MOINES IA 50392-0001

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended 2004 through 2008 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2008. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009 (a)	2008	2007	2006	2005	2004
MidCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.93	$42.05	$42.26	$42.54	$39.63	$37.56
Income from Investment Operations:
Net Investment Income
(Operating Loss) (b)	0.08	0.18	0.21	0.27	0.45	0.39
Net Realized and Unrealized Gain
(Loss) on Investments	2.15	(12.82)	3.96	5.11	3.12	6.05
Total From Investment Operations 2.23		(12.64)	4.17	5.38	3.57	6.44
Less Dividends and Distributions:
Dividends from Net Investment
Income	(0.24)	(0.23)	(0.28)	(0.46)	–	(0.39)
Distributions from Realized Gains	(1.48)	(4.25)	(4.10)	(5.20)	(0.66)	(3.98)
Total Dividends and Distributions (1.72)		(4.48)	(4.38)	(5.66)	(0.66)	(4.37)
Net Asset Value, End of Period	$25.44	$24.93	$42.05	$42.26	$42.54	$39.63

Total Return (c)	8.89% (d)	(33.92)%	9.45%	14.23%	9.21%	17.76%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$269,345	$269,185	$472,587	$457,649	$420,812	$395,304
Ratio of Expenses to Average
Net Assets	0.62%(e)	0.58%	0.56%	0.57%	0.58%	0.59%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	–	0.59% (f)
Ratio of Net Investment Income
to Average Net Assets	0.65% (e)	0.50%	0.49%	0.68%	1.13%	1.02%
Portfolio Turnover Rate	15.1% (e)	19.6%	28.0%	40.8%	49.9%	38.9%

(a)	Six months ended June 30, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009(a)	2008	2007	2006	2005	2004
MidCap Stock Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.08	$15.22	$17.73	$17.34	$16.44	$14.63
Income from Investment Operations:
Net Investment Income
(Operating Loss) (b)	0.05	0.14	0.19	0.14	0.27	0.08
Net Realized and Unrealized Gain
(Loss) on Investments	0.11	(3.51)	(1.33)	2.49	1.84	2.03
Total From Investment Operations 0.16		(3.37)	(1.14)	2.63	2.11	2.11
Less Dividends and Distributions:
Dividends from Net Investment
Income	(0.12)	(0.23)	(0.17)	(0.32)	(0.08)	(0.05)
Distributions from Realized Gains	–	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)
Total Dividends and Distributions (0.12)		(3.77)	(1.37)	(2.24)	(1.21)	(0.30)
Net Asset Value, End of Period	$8.12	$8.08	$15.22	$17.73	$17.34	$16.44

Total Return (c)	1.95% (d)	(29.57)%	(7.86)%	16.88%	13.39%	14.59%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$47,030	$42,469	$67,168 $103,824		$103,543	$108,347
Ratio of Expenses to Average
Net Assets	0.79%(e)	0.77%(f)	0.75% (f)	0.80%	0.81%	0.81%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	0.80% (g)	0.81% (g)	0.81% (g)
Ratio of Net Investment Income
to Average Net Assets	1.31% (e)	1.26%	1.10%	0.80%	1.62%	0.54%
Portfolio Turnover Rate	34.7% (e)	45.6%	26.9%	14.0%	27.0%	32.0%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

	2009 (a)	2008	2007	2006	2005	2004
MidCap Stock Account
Class 2 shares
Net Asset Value, Beginning of Period	$8.00	$15.10	$17.60	$17.24	$16.36	$14.58
Income from Investment Operations:
Net Investment Income
(Operating Loss) (b)	0.04	0.11	0.16	0.09	0.22	0.04
Net Realized and Unrealized Gain
(Loss) on Investments	0.10	(3.48)	(1.34)	2.47	1.84	2.02
Total From Investment Operations 0.14		(3.37)	(1.18)	2.56	2.06	2.06
Less Dividends and Distributions:
Dividends from Net Investment
Income	(0.09)	(0.19)	(0.12)	(0.28)	(0.05)	(0.03)
Distributions from Realized Gains	–	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)
Total Dividends and Distributions (0.09)		(3.73)	(1.32)	(2.20)	(1.18)	(0.28)
Net Asset Value, End of Period	$8.05	$8.00	$15.10	$17.60	$17.24	$16.36

Total Return (c)	1.77% (d)	(29.73)%	(8.10)%	16.56%	13.12%	14.28%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$8,251	$8,177	$12,426	$11,788	$7,692	$6,080
Ratio of Expenses to Average
Net Assets	1.04%(e)	1.02% (f)	1.00% (f)	1.05%	1.06%	1.06%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	1.05% (g)	1.06% (g)	1.06% (g)
Ratio of Net Investment Income
to Average Net Assets	1.06% (e)	0.97%	0.90%	0.55%	1.37%	0.29%
Portfolio Turnover Rate	34.7% (e)	45.6%	26.9%	14.0%	27.0%	32.0%

(a)	Six months ended June 30, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager’s contractual expense limit.
(g)	Expense ratio without reimbursement from custodian.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2008 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.

OTHER INFORMATION

     PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

       BY ORDER OF THE BOARD OF DIRECTORS

September 15, 2009 Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION MidCap Stock Account and MidCap Blend Account

     The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that MidCap Blend Account series of the Fund (“MidCap Blend”) acquire all of the assets of MidCap Stock Account series of the Fund (“MidCap Stock”) in exchange for the assumption by MidCap Blend of all of the liabilities of MidCap Stock and shares issued by MidCap Blend which are thereafter to be distributed by MidCap Stock pro rata to its shareholders in complete liquidation and termination of MidCap Stock and in exchange for all of MidCap Stock ’s outstanding shares.

     MidCap Stock will transfer to MidCap Blend, and MidCap Blend will acquire from MidCap Stock , all of the assets of MidCap Stock on the Closing Date and will assume from MidCap Stock all of the liabilities of MidCap Stock in exchange for the issuance of the number of shares of MidCap Blend determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MidCap Stock in complete liquidation and termination of MidCap Stock and in exchange for all of MidCap Stock ’s outstanding shares. MidCap Stock will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by MidCap Stock in proper form prior to the Closing Date shall be fulfilled by MidCap Stock. Redemption requests received by MidCap Stock thereafter will be treated as requests for redemption of those shares of MidCap Blend allocable to the shareholder in question.

     MidCap Stock will declare, and MidCap Blend may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, MidCap Blend will issue to MidCap Stock a number of full and fractional shares of MidCap Blend, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of MidCap Stock . The aggregate value of the net assets of MidCap Stock and MidCap Blend shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2009, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.” In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap Blend or MidCap Stock to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, MidCap Stock shall (a) distribute on a pro rata basis to the shareholders of record of MidCap Stock at the close of business on the Closing Date the shares of MidCap Blend received by MidCap Stock at the Closing in exchange for all of MidCap Stock’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of MidCap Blend to shareholders of MidCap Stock , MidCap Blend shall credit its books an appropriate number its shares to the account of each shareholder of MidCap Stock . No certificates will be issued for shares of MidCap Blend. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MidCap Stock , shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of MidCap Blend to be credited on the books of MidCap Blend in respect of such shares of MidCap Stock as provided above.

     Prior to the Closing Date, MidCap Stock shall deliver to MidCap Blend a list setting forth the assets to be assigned, delivered and transferred to MidCap Blend, including the securities then owned by MidCap Stock and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap Blend pursuant to this Plan.

     All of MidCap Stock ’s portfolio securities shall be delivered by MidCap Stock’s custodian on the Closing Date to MidCap Blend or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of MidCap Blend or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MidCap Stock’s account at its custodian to MidCap Blend’ account at its custodian. If on the Closing Date MidCap Stock is unable to make good delivery to MidCap Blend’ custodian of any of MidCap Stock ’s portfolio securities because such securities have not yet been delivered to MidCap Stock ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MidCap Stock shall deliver to MidCap Blend’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap Blend, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap Blend.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of MidCap Stock and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of MidCap Stock no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of MidCap Stock.

     Except as expressly provided otherwise in this Plan, MidCap Stock will pay or cause to be paid all expenses and out-of-pocket fees incurred in connection with the transactions contemplated under this Plan, other than accounting costs which shall be paid by Principal Management Corporation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _______th day of __________, 2009.

PRINCIPAL VARIABLE CONTRACTS
FUNDS, INC.
on behalf of the following Acquired Fund:
MidCap Stock Account

By: ___________________________________
Nora M. Everett, President

PRINCIPAL VARIABLE CONTRACTS
FUNDS, INC.
on behalf of the following Acquiring Fund:
MidCap Blend Account

By: ___________________________________
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To Vote by Telephone	To Vote by Internet	To Vote by Mail
1) Read the Proxy Statement/Prospectus and have the Proxy Card at hand. 2) Call toll-free 1-888-221-0697 3) Follow the recorded instructions	1) Read the Proxy Statement/Prospectus and have the Proxy Card at hand. 2) Go to www.proxyweb.com 3) Follow the on-line instructions.	1) Read the Proxy Statement/Prospectus 2) Check the appropriate boxes on reverse. 3) Sign, date and return the Proxy Card in the enclosed envelope provided.

999 999 999 999 99 ←

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 19, 2009
CARD SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, or any one of them, attorneys, with full power of substitution, to vote all shares of the Principal Variable Contracts Funds, Inc. ("PVC") , as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held on October 19, 2009, at 10:30 a.m., Central Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal(s) described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date _________________

Signature(s) (Title(s), if applicable) *(Sign in the Box)*

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PRINCIPAL SM09

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement/Prospectus discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PRINCIPAL SM09

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To Vote by Telephone	To Vote by Internet	To Vote by Mail
1) Read the Proxy Statement/Prospectus and have the Voting Instruction Form at hand. 2) Call toll-free 1-888-221-0697 3) Follow the recorded instructions	1) Read the Proxy Statement/Prospectus and have the Voting Instruction Form at hand. 2) Go to www.proxyweb.com 3) Follow the on-line instructions.	1) Read the Proxy Statement/Prospectus 2) Check the appropriate boxes on reverse. 3) Sign, date and return the Voting Instruction Form in the enclosed envelope provided.

999 999 999 999 99 ←

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Des Moines, Iowa 50392-2080

SPECIAL MEETING OF SHAREHOLDERS OCTOBER 19, 2009
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
MIDCAP STOCK ACCOUNT

INSURANCE COMPANY NAME PRINTS HERE

With respect to the proposal listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Funds, Inc. ("PVC") is soliciting your instructions for voting shares of the MidCap Stock Account, a series of PVC, that are attributable to your variable contract and held by the above-referenced Insurance Company (the "Insurance Company"). The Insurance Company will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the MidCap Stock Account to be held on **October 19, 2009 at 10:30 a.m., Central Time**, and at any adjournments thereof. In the discretion of the Insurance Company, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate box on the reserve side of this form, date the form and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/prospectus, both dated September 15, 2009. If you complete, sign and return the form, the Insurance Company will vote as you have instructed. **If you simply sign and return the form, it will be voted FOR the proposal.** If your instructions are not received, votes will be cast in proportion to the instructions received from all other contractowners with a voting interest in the MidCap Stock Account.

Date ______________

Signature(s) (if held jointly) ***(Sign in the Box)***

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS FORM. PLEASE MARK, SIGN, DATE AND MAIL YOUR FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

PRINCIPAL VIC SM09-R

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that shareholders vote **FOR** the following proposal.

Sign this form and return it as soon as possible in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PRINCIPAL VIC SM09

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: September 15, 2009

This Statement of Additional Information is available to the shareholders of the MidCap Stock
Account (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the MidCap Blend Account (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired
and Acquiring Funds is a separate series of Principal Variable Contracts Funds, Inc. ("PVC").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated September 15, 2009, relating to the Special Meeting of
Shareholders of the Acquired Fund to be held on October 19, 2009. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-
800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PVC dated May 1, 2009, as supplemented.

(2) Audited Financial Statements of PVC for the fiscal year ended December 31, 2008, related to the
Acquired Fund and the Acquiring Fund.

(3) Unaudited Financial Statements of PVC for the six months ended June 30, 2009, related to the Acquired
Fund and the Acquiring Fund.

(4) Pro Forma Financial Information for the combination of the Acquired Fund into the Acquiring
Fund.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File
Nos. 02-35570; and 811-01944):

(1) The Statement of Additional Information of Principal Variable Contracts Funds, Inc. ("PVC")
dated May 1, 2009, (including Supplement dated June 19, 2009 filed via EDGAR on June 19,
2009)(Accession Nos. 0000898745-09-000256 and 0000898745-09-000319, respectively).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual
Report to Shareholders for the fiscal year ended December 31, 2008, which have been audited by
Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on
February 27, 2009 (Accession No. 0000012601-09-000002).

(3) The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Semi-Annual
Report ot Shareholders (unaudited) for the six months ended June 30, 2009, as filed on Form N-CSRS on
August 25, 2009 (Accession No. 0000012601-09-000017).

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 8, 2009, the Board of Directors of PVC approved a Plan of Acquisition whereby, the MidCap Blend Account (the "Acquiring Fund") will acquire all the assets of the MidCap Stock Account (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2009. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
June 30, 2009 (unaudited)
	Amounts in thousands
	MidCap	MidCap	Pro Forma		Pro Forma MidCap
	Stock Accout	Blend Account	Adjustments		Blend Account
Investment in securities--at cost	$ 53,101	$ 324,583	$ -		$ 377,684
Foreign Currency--at cost	$ -	$ 20	$ -		$ 20
Assets
Investment in securities--at value	$ 55,198	$ 271,779	$ -		$ 326,977
Foreign currency--at value	-	20	$ -		$ 20
Cash	176	1,071	-		1,247
Receivables:
Fund shares sold	14	23	-		37
Dividends and interest	89	156	-		245
Investment securities sold	-	1,217	-		1,217
Total Assets	55,477	274,266	-		329,743

Liabilities
Accrued management and investment advisory fees	34	136	-		170
Accrued distribution fees	2	-	-		2
Accrued directors' fees	1	3			4
Accrued other expenses	8	7	-		15
Payables:
Fund shares redeemed	23	1,538	-		1,561
Investment securities purchased	128	3,237	-		3,365
Reorganization costs	-	-	30	(b)	30
Trading costs	-	-	83	(c)	83
Total Liabilities	196	4,921	113		5,230
Net Assets Applicable to Outstanding Shares	$ 55,281	$ 269,345	$ (113)		$ 324,513

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 58,790	$ 334,724	$ -		$ 393,514
Accumulated undistributed (overdistributed) net investment income (operating loss)	286	295	(113)	(b)(c)	468
Accumulated undistributed (overdistributed) net realized gain (loss)	(5,892)	(12,870)	-		(18,762)
Net unrealized appreciation (depreciation) of investments	2,097	(52,804)	-		(50,707)
Total Net Assets	$ 55,281	$ 269,345	$ (113)		$ 324,513

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	-		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 47,030	$ 269,345	$ (94)		$ 316,281
Shares issued and outstanding	5,795	10,589	(3,950)	(a)	12,434
Net asset value per share	$ 8.12	$ 25.44	$ -		$ 25.44

Class 2: Net Assets	$ 8,251	$ -	$ (19)		$ 8,232
Shares issued and outstanding	1,025	-	(701)	(a)	324
Net asset value per share	$ 8.05	$ -	$ -		$ 25.44

(a) Reflects new shares issued, net of retired shares of MidCap Stock Account
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(c) Reduction in net assets to reflect the estimated trading costs associated with disposing of portfolio securities of the MidCap Stock Account that would not be compatible with the investment ovjective and strategies of the MidCap Blend Account.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended June 30, 2009 (unaudited)

	MidCap Stock	MidCap Blend	Pro Forma		Pro Forma MidCap
Amounts in thousands	Account	Account	Adjustments		Blend Account
Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,144	$ 3,548	$ -		$ 4,692
Withholding tax	-	(79)	-		(79)
Interest	18	112	-		130
Securities lending	13	44	-		57
Total Income	1,175	3,625	-		4,800
Expenses:
Management and investment advisory fees	391	1,762	(329)	(b)	1,824
Distribution Fees - Class 2	22	-	-		22
Custodian fees	3	13	(3)	(a)	13
Directors' expenses	5	14	-		19
Professional fees	8	7	(8)	(a)	7
Shareholder meeting expense	4	-	-		-
Other expenses	-	3	-		3
Total Net Expenses	433	1,799	(340)		1,888
Net Investment Income (Operating Loss)	742	1,826	340		2,912

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(6,085)	(17,488)	-		(23,573)
Change in unrealized appreciation/depreciation of:
Investments	(7,876)	(102,351)	-		(110,227)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(13,961)	(119,839)	-		(133,800)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,219)	$ (118,013)	$ 340		$ (130,888)

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

			Schedule of Investments
			June 30, 2009 (unaudited)

		Combined				Combined
MidCap Stock	MidCap Blend	MidCap Blend		MidCap Stock	MidCap Blend	MidCap Blend
Account	Account	Account		Account	Account	Account
Shares Held				Value (000's)
			95.05% COMMON STOCKS
			0.22% Advertising Agencies
-	46,674	46,674	Lamar Advertising Co (a)	$ -	$ 713	$ 713
			1.69% Aerospace & Defense Equipment
-	55,806	55,806	Alliant Techsystems Inc (a)	-	4,596	4,596
65,800	-	65,800	Spirit Aerosystems Holdings Inc (a)*	904	-	904
			0.31% Airlines
114,100	-	114,100	AMR Corp (a)*	459	-	459
62,000	-	62,000	Continental Airlines Inc (a)*	549	-	549
			1.80% Applications Software
-	48,423	48,423	Intuit Inc (a)	-	1,364	1,364
	188,014	188,014	Microsoft Corp	-	4,469	4,469
			0.30% Auto - Medium & Heavy Duty Trucks
29,700	-	29,700	Pacaar Inc*	966	-	966
			0.50% Auto/Truck Parts & Equipment - Original
38,400	-	38,400	Magna International Inc*	1,622	-	1,622
			1.36% Beverages - Non-Alcoholic
	80,399	80,399	PepsiCo Inc		4,419	4,419
			4.88% Broadcasting Services & Programming
-	191,072	191,072	Discovery Communications Inc - A Shares (a)	-	4,309	4,309
-	192,207	192,207	Discovery Communications Inc - C Shares (a)	-	3,946	3,946
-	123,721	123,721	Liberty Global Inc - A Shares (a)	-	1,966	1,966
-	158,346	158,346	Liberty Global Inc - B Shares (a)	-	2,503	2,503
-	231,845	231,845	Liberty Media Corp - Capital Series A (a)	-	3,144	3,144
			0.00% Building & Construction Products - Miscellaneous
-	100	100	USG Corp (a)	-	1	1
			1.56% Cable TV
-	311,574	311,574	DISH Network Corp (a)	-	5,051	5,051
			0.00% Casino Services
-	56	56	International Game Technology	-	1	1
			0.51% Chemicals - Specialty
45,400	-	45,400	Cabot Corp*	571	-	571
22,900	-	22,900	Lubrizol Corp*	1,084	-	1,084
			0.38% Coatings & Paint
55,300	-	55,300	Valspar Corp*	1,246	-	1,246
			0.39% Commercial Banks
12,950	-	12,950	Cullen/Frost Bankers Inc*	597	-	597
51,049	-	51,049	TCF Financial Corp*	683	-	683

			3.01% Commercial Services
-	285,647	285,647	Iron Mountain Inc (a)	-	8,212	8,212
60,800	-	60,800	Weight Watchers International Inc*	1,567	-	1,567
			2.41% Commercial Services - Finance
-	27,499	27,499	Automatic Data Processing Inc	-	975	975
49,951	76,701	126,652	Lender Processing Services Inc	1,387	2,130	3,517
-	15,732	15,732	Paychex Inc	-	396	396
-	178,362	178,362	Western Union Co/The	-	2,925	2,925
			0.12% Computers - Integrated Systems
14,500	-	14,500	Diebold Inc*	382	-	382
			0.34% Computers - Memory Devices
56,000	-	56,000	NetApp Inc (a)*	1,104	-	1,104
			0.39% Cosmetics & Toiletries
39,000	-	39,000	Estee Lauder Cos Inc/The*	1,274	-	1,274
			1.71% Consulting Services
-	299,184	299,184	SAIC Inc (a)	-	5,550	5,550
			1.69% Data Processing & Management
-	72,911	72,911	Broadridge Financial Solutions Inc	-	1209	1,209
59,753	154,236	213,989	Fidelity National Information Services Inc	1,193	3,078	4,271
			0.73% Dental Supplies & Equipment
-	78,127	78,127	Dentsply International Inc	-	2,384	2,384
			0.94% Diversified Manufacturing Operations
29,443	-	29,443	Teleflex Inc*	1,320	-	1,320
-	66,284	66,284	Tyco International Ltd	-	1,722	1,722
			1.10% Diversified Operations
-	207,171	207,171	Onex Corp (a)	-	3,562	3,562
			0.32% E-Commerce - Services
-	167,763	167,763	Liberty Media Corp - Interactive (a)	-	841	841
4,800	-	4,800	NetFlix Inc (a)	198	-	198
			1.15% Electric - Generation
-	322,085	322,085	AES Corp/The (a)	-	3,739	3,739
			4.27% Electric - Integrated
-	134,497	134,497	Allegheny Energy Inc	-	3,450	3,450
-	27,417	27,417	Ameren Corp	-	682	682
-	141,396	141,396	Constellation Energy Group Inc	-	3,758	3,758
26,400	-	26,400	DTE Energy Co*	845	-	845
81,900	-	81,900	Northeast Utilities*	1,827	-	1,827
-	48,441	48,441	SCANA Corp	-	1,573	1,573
43,100	-	43,100	Wisconsin Energy Corp*	1,755	-	1,755
			0.05% Electric - Transmission
-	13,417	13,417	Brookfield Infrastructure Partners LP	-	165	165
			0.54% Electronic Components - Miscellaneous
-	152,399	152,399	Gentex Corp	-	1,768	1,768
			0.55% Electronic Components - Semiconductors
73,650	5,776	79,426	Microchip Technology Inc *	1,661	130	1,791
			0.47% Electronic Parts Distribution
71,600	-	71,600	Arrow Electronics Inc (a)*	1,521	-	1,521

				0.29% Engineering - Research & Development Services
22,200	-	22,200		Jacobs Engineering Group Inc (a)*	934	-	934
				2.05% Energy - Alternate Sources
-	391,328	391,328		Covanta Holding Corp (a)	-	6,637	6,637
				0.46% Enterprise Software & Services
43,966	-	43,966		BMC Software Inc (a)*	1,486	-	1,486
				0.12% Food - Dairy Products
20,202	-	20,202		Dean Foods Co (a)*	388	-	388
			0.58%	Food - Miscellaneous/Diversified
	40,185	40,185		Kellogg Co	-	1,871	1,871
				1.32% Food - Wholesale & Distribution
-	190,202	190,202		Sysco Corp	-	4,276	4,276
				0.24% Forestry
-	25,146	25,146		Weyerhaeuser Co	-	765	765
				0.58% Gas - Distribution
-	51,723	51,723		National Fuel Gas Co	-	1,866	1,866
				3.77% Gold Mining
-	192,038	192,038		Franco-Nevada Corp	-	4,616	4,616
-	186,299	186,299		Newmont Mining Corp	-	7,614	7,614
				1.00% Independent Power Producer
-	290,795	290,795		Calpine Corp (a)	-	3,242	3,242
-	3	3		Dynegy Inc (a)	-	-	-
				2.10% Insurance Brokers
-	57,746	57,746		Aon Corp	-	2,187	2,187
-	138,315	138,315		Brown & Brown Inc	-	2,757	2,757
-	93,254	93,254		Marsh & McLennan Cos Inc	-	1,877	1,877
				0.20% Investment Companies
-	107,115	107,115		RHJ International (a)	-	648	648
				0.42% Investment Management & Advisory Services
-	55,600	55,600		Ameriprise Financial Inc	-	1,350	1,350
-	8	8		Legg Mason Inc	-	-	-
				2.47% Linen Supply & Related Items
-	350,957	350,957		Cintas Corp	-	8,016	8,016
				0.49% Machinery Tools & Related Products
43,929	-	43,929		Lincoln Electric Holdings Inc*	1,583	-	1,583
				2.05% Medical - Drugs
-	258,250	258,250		Valeant Pharmaceuticals International (a)	-	6,642	6,642
				0.02% Medical - Generic Drugs
6,025	-	6,025		Mylan Inc/PA (a)*	79	-	79
				1.13% Medical - HMO
-	196,235	196,235		Coventry Health Care Inc (a)	-	3,672	3,672
				0.43% Medical - Hospitals
28,500	-	28,500		Universal Health Services Inc*	1,392	-	1,392

			1.22% Medical - Outpatient & Home Medical Care
-	168,070	168,070	Lincare Holdings Inc (a)	-	3,953	3,953
			0.09% Medical - Wholesale Drug Distribution
16,900	-	16,900	AmerisourceBergen Corp*	300	-	300
			0.33% Medical Information Systems
83,502	-	83,502	IMS Health Inc*	1,060	-	1,060
			1.95% Medical Instruments
19,200	-	19,200	Edwards Lifesciences Corp (a)*	1,306	-	1,306
-	122,125	122,125	St Jude Medical Inc (a)	-	5,019	5,019
			2.88% Medical Laboratory & Testing Service
30,000	-	30,000	Covance Inc (a)*	1,476	-	1,476
-	116,275	116,275	Laboratory Corp of America Holdings (a)	-	7,882	7,882
			1.22% Medical Products
-	105,355	105,355	Covidien Ltd	-	3,945	3,945
			0.17% Motion Pictures & Services
-	20,982	20,982	Ascent Media Corp (a)	-	558	558
			1.77% Multi-Line Insurance
-	209,080	209,080	Loews Corp	-	5,729	5,729
			2.45% Multimedia
-	297,571	297,571	Liberty Media Corp - Entertainment (a)	-	7,960	7,960
			0.45% Non-Hazardous Waste Disposal
60,025	-	60,025	Republic Services Inc*	1,465	-	1,465
			0.32% Oil - Field Services
-	52,503	52,503	Weatherford International Ltd (a)	-	1,027	1,027
			1.16% Oil & Gas Drilling
64,587	177,387	241,974	Nabors Industries Ltd (a)	1,006	2,764	3,770
			7.27% Oil Company - Exploration & Production
38,000	132,801	170,801	Cimarex Energy Co	1,077	3,764	4,841
-	175,726	175,726	Encore Acquisition Co (a)	-	5,421	5,421
-	53,234	53,234	EOG Resources Inc	-	3,616	3,616
-	127,176	127,176	EQT Corp	-	4,440	4,440
-	21,774	21,774	Newfield Exploration Co (a)	-	711	711
-	111,198	111,198	Questar Corp	-	3,459	3,459
-	125,004	125,004	Rosetta Resources Inc (a)	-	1,094	1,094
			0.35% Oil Refining & Marketing
87,838	-	87,838	Frontier Oil Corp*	1,152	-	1,152
			2.38% Pipelines
-	222,820	222,820	Spectra Energy Corp	-	3,770	3,770
-	252,499	252,499	Williams Cos Inc	-	3,942	3,942
			4.02% Property & Casualty Insurance
103,226	5,004	108,230	Fidelity National Financial Inc	1,397	68	1,465
62,411	-	62,411	HCC Insurance Holdings Inc*	1,498	-	1,498
-	16,618	16,618	Markel Corp (a)	-	4,681	4,681
-	97,978	97,978	Mercury General Corp	-	3,276	3,276
-	22,847	22,847	Progressive Corp/The	-	345	345
-	7,867	7,867	White Mountains Insurance Group Ltd	-	1,794	1,794
			1.03% Real Estate Operator & Developer

-	135,695	135,695	Brookfield Asset Management Inc	-	2,316	2,316
-	154,968	154,968	Forest City Enterprises Inc	-	1,023	1,023
			1.95% Reinsurance
-	76,636	76,636	Everest Re Group Ltd	-	5,485	5,485
45,623	-	45,623	Max Capital Group Ltd*	842	-	842
			0.34% REITS - Office Property
30,700	-	30,700	Alexandria Real Estate Equities Inc*	1,099	-	1,099
			0.28% REITS - Shopping Centers
27,600	-	27,600	Tanger Factory Outlet Centers*	895	-	895
			0.19% Rental - Auto & Equipment
20,896	-	20,896	Aaron Rents Inc*	623	-	623
			0.17% Retail - Apparel & Shoe
27,482	-	27,482	Nordstrom Inc*	547	-	547
			2.75% Retail - Auto Parts
-	233,988	233,988	O'Reilly Automotive Inc (a)	-	8,910	8,910
			0.07% Retail - Automobile
-	6,426	6,426	Copart Inc (a)	-	223	223
			0.36% Retail - Discount
-	25,581	25,581	Costco Wholesale Corp	-	1,169	1,169
			0.44% Retail - Jewelry
56,800	-	56,800	Tiffany & Co*	1,440	-	1,440
			0.48% Retail - Major Department Store
-	49,068	49,068	TJX Cos Inc	-	1544	1,544
			0.31% Retail - Restaurants
11,000	-	11,000	Chipotle Mexican Grill Inc (a)*	880	-	880
-	3,783	3,783	Yum! Brands Inc	-	126	126
			0.50% Satellite Telecommunications
-	102,095	102,095	EchoStar Holding Corp (a)	-	1,627	1,627
			1.21% Schools
	11,163	11,163	Washington Post Co/The	-	3,931	3,931
			0.37% Savings & Loans - Thrifts
92,150	-	92,150	Washington Federal Inc*	1,198	-	1,198
			0.95% Telephone - Integrated
-	119,097	119,097	Telephone & Data Systems Inc	-	3,092	3,092
			0.32% Textile - Home Furnishings
-	28,673	28,673	Mohawk Industries Inc (a)	-	1,023	1,023
			0.50% Toys
101,900	-	101,900	Mattel Inc*	1,635	-	1,635
			0.38% Transport - Marine
28,400	-	28,400	Tidewater Inc*	1,217	-	1,217
			0.13% Transport - Truck
-	28,747	28,747	Heartland Express Inc	-	423	423
			0.89% Wireless Equipment

-	91,135	91,135	American Tower Corp (a)	-	2,873	2,873
			TOTAL COMMON STOCKS	52,690	255,750	308,440

Principal Amount (000's)				Value (000's)
			1.70% Commercial Paper
747	4,775	5,522	Investment in Joint Trading Account; Federal home Loan Bank Discount Notes	$ 747	$ 4,775	$ 5,522
			0.01%, 7/1/2009 (b)
			TOTAL SHORT TERM INVESTMENTS	747	4,775	5,522

			4.01% REPURCHASE AGREEMENTS
			Money Center Banks
801	5,116	5,917	Investment in Joint Trading Account; Bank of America Repurchase Agreement; 0.05% dated	$ 801	$ 5,116	$ 5,917
06/30/09 maturing 07/01/09 (collateralized by Sovereign Agency Issues; $6,034,000; 0.00%-
			6.25%; dated 07/10/09-02/16/17)
320	2,046	2,366	Investment in Joint Trading Account; Credit Suisse Repurchase Agreement; 0.02% dated	320	2,046	2,366
06/30/09 maturing 07/01/09 (collateralized by US Treasury Note; $2,414,000; 0.88%; dated
			03/31/11)
320	2,046	2,366	Investment in Joint Trading Account; Deutsche Bank Repurchase Agreement; 0.08% dated	320	2,046	2,366
06/30/09 maturing 07/01/09 (collateralized by Sovereign Agency Issues; $2,414,000; 3.12%-
			4.63%; dated 12/06/10-10/10/12)
320	2,046	2,366	Investment in Joint Trading Account; Morgan Stanley Repurchase Agreement; 0.03% dated	320	2,046	2,366
06/30/09 maturing 07/01/09 (collateralized by Sovereign Agency Issues; $2,414,000; 2.38%-
			5.00%; dated 02/25/11-06/25/14)

			TOTAL REPURCHASE AGREEMENTS	$ 1,761	$ 11,254	$ 13,015
			100.76% Total Investments	$ 55,198	$ 271,779	$ 326,977
			-0.72% Liabilities in Excess of Other Assets, Net	83	(2,434)	(2,351)
			Pro Forma Adjustment			(113)	**
			100.00% TOTAL NET ASSETS - 100.00%	$ 55,281	$ 269,345	$ 324,513

(a)	Non-Income Producing Security
(b)	Rate shown is the discount rate
*	Security or a portion of the security will be disposed of to meet the investment strategies of the Acquiring Fund.
* *	Reduction in net assets to reflect the estimated expenses of the Reorganization and the estimated trading costs associated with disposing of portfolio securities of MidCap Stock Account that would not be compatible with the investment objective and strategies of the MidCap Blend Account.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation	$ 7,876	$ 24,728	$ 32,604
Unrealized Depreciation	(6,776)	(78,070)	(84,846)
Net Unrealized Appreciation (Depreciation)	1,100	(53,342)	(52,242)
Cost for federal income tax purposes	$ 54,098	$ 325,121	$ 379,219
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	24.01%
Financial	16.86%
Energy	13.52%
Communications	11.78%
Consumer, Cyclical	9.14%
Utilities	7.06%
Industrial	5.38%
Technology	5.28%

Basic Materials	4.89%
Mortgage Securities	1.70%
Diversified	1.10%
Liabilities in Excess of Other Assets, Net	-0.72%
TOTAL NET ASSETS	100.00%

As of June 30, 2009 all securities would meet the investment restrictions of the Acquiring Fund.

Pro Forma Notes to Financial Statements
June 30, 2009
(unaudited)

1. Description of the Funds

MidCap Stock Account and MidCap Blend Account are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On June 8, 2009, the Board of Directors of Principal Variable Contracts Funds, Inc., MidCap Stock Account approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, MidCap Blend Account will acquire all the assets of MidCap Stock Account subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of MidCap Blend Account.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2009. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of MidCap Stock Account and MidCap Blend Account at June 30, 2009. The unaudited pro forma statements of operations reflect the results of operations of MidCap Stock Account and MidCap Blend Account for the twelve months ended June 30, 2009. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for MidCap Stock Account and MidCap Blend Account under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MidCap Blend Account for pre-combination periods will not be restated. MidCap Blend Account will be the surviving entity for accounting purposes.

MidCap Stock Account will pay certain expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $30,000.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

MidCap Stock Account and MidCap Blend Account value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Pro Forma Notes to Financial Statements
June 30, 2009
(unaudited)

4. Security Valuation (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective January 1, 2008, the Accounts adopted the provisions of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

----  Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

----  Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

----  Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Pro Forma Notes to Financial Statements
June 30, 2009
(unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Accounts’ securities carried at value (amounts shown in thousands):

		Level 2 - Other	Level 3 - Significant
	Level 1 - Quoted	Significant	Unobservable
Account	Prices	Observable Inputs	Inputs	Totals (Level 1,2,3)
MidCap Blend Account
Equities
Basic Materials	$ 8,380	$ 4,616	$ —	$ 12,996
Communications	38,024	—	—	38,024
Consumer, Cyclical	21,569	—	—	21,569
Consumer, Non-cyclical	68,183	—	—	68,183
Diversified	3,562	—	—	3,562
Energy	40,644	—	—	40,644
Financial	33,535	—	—	33,535
Industrial	8,510	—	—	8,510
Technology	10,250	—	—	10,250
Utilities	18,477	—	—	18,477
Debt securities issued by the U.S.	—	4,775	—	4,775
Treasury and other U.S. government
corporations and agencies
Other debt obligations	—	11,254	—	11,254
Total investments in securities	$ 251,134	$ 20,645	$ —	$ 271,779
MidCap Stock Account
Equities
Basic Materials	$ 2,900	$ —	$ —	$ 2,900
Communications	198	—	—	198
Consumer, Cyclical	8,098	—	—	8,098
Consumer, Non-cyclical	9,792	—	—	9,792
Energy	3,235	—	—	3,235
Financial	8,209	—	—	8,209
Industrial	8,945	—	—	8,945
Technology	6,886	—	—	6,886
Utilities	4,427	—	—	4,427
Debt securities issued by the U.S.	—	747	—	747
Treasury and other U.S. government
corporations and agencies
Other debt obligations	—	1,761	—	1,761
Total investments in securities	$ 52,690	$ 2,508	$ —	$ 55,198

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Pro Forma Notes to Financial Statements
June 30, 2009
(unaudited)

5. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of MidCap Blend Account that would have been issued at June 30, 2009, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of MidCap Stock Account, as of June 30, 2009, divided by the net asset value per share of the MidCap Blend Account as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30, 2009. The expenses of the MidCap Stock Account were adjusted assuming the fee structure of the MidCap Blend Account was in effect for the twelve months ended June 30, 2009.

8. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.